Year End 2012 Update December 31, 2012 (as of January 24, 2013) Bryn Mawr Bank Corporation NASDAQ: BMTC Strong - Stable - Secure Exhibit 99.2

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.
The information contained in this presentation is correct only as of January 24,
2013.
Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Profile
Bryn Mawr Bank Corporation
Founded in 1889 – 124 year history
A unique business model with a traditional commercial bank ($2 billion)
and a trust company ($6.7 billion) under one roof at December 31, 2012
Wholly owned subsidiary – The Bryn Mawr Trust Company
Largest community bank in Philadelphia’s affluent western suburbs
3 wealth acquisitions and 2 bank acquisitions completed since 2008
Experienced and committed management team

WAYNE
WEST CONSHOHOCKEN
EXTON
PAOLI
BRYN MAWR
ARDMORE
BALA CYNWYD
HAVERTOWN
WEST CHESTER
NEWTOWN SQUARE
PHILADELPHIA
MEDIA
SWARTHMORE
CHESTER HEIGHTS
WILLOWDALE
CHADDS FORD
ASTON
BROOKHAVEN
CHESTER
CONCORD

Southeast PA / DE Branch Footprint 3

Investment Considerations
2012 dividend of $0.64 per share
Profitability Ratios:
The Corporation’s shareholders’ equity grew $19.2 million or 10.4% from
December 31, 2011 to December 31, 2012
Emphasis on increasing earnings per share
Diversified revenue base: non-interest income 42% of total revenue for the 12-months ended December 31, 2012
Full Year 12/31/2012 12/31/2011
Return on Average Assets (ROA) 1.15% 1.14%
Return on Average Equity (ROE) 10.91% 11.08%
Return on Average Tangible Equity (ROTE) 14.55% 13.85%

Comments on BMTC from Bank Analysts
“BMTC is a highly attractive franchise with a strong commercial banking and wealth management focus.”
(Guggenheim, October 2012)
“Bryn Mawr is one of our top picks in the Northeast.”
(Sterne Agee, October 2012)
“The business mix built by the bank remains enviable in suburban
Philadelphia.”
(Keefe, Bruyette & Woods, October 2012)
“Going forward, despite fierce macroeconomic headwinds, we believe management’s efforts are likely to produce significant core EPS growth.”
(Merion Research, October 2012)

Year to Date 2012 BMTC Stock Performance
Closing price on December 30, 2011: $19.49
Closing price on December 31, 2012: $22.27
Dividends declared per share – 12 months 2012: $0.64
Security or Index
2012 Total Return 3 Year Annualized
Return**
Trailing 12-Month
Dividend Yield
BMTC* 17.81% 17.40% 2.87%
NASDAQ Bank Index* 18.73% 6.65% 2.29%
KBW Bank Index* 33.05% 8.03% 1.95%
*Source: Bloomberg
** Annualized return -12/31/2009 to 12/31/2012

Consistent BMTC Annual Dividend
Year Diluted
Earnings
Per Share
Annual
Dividend
Dividend
Yield Year-
End
Dividend
Payout Ratio
2008 $1.08 $0.54 2.69% 50.0%
2009 $1.18 $0.56 3.71% 47.5%
2010 $0.85 $0.56 3.21% 65.9%*
2011 $1.54 $0.60 3.08% 39.0%
2012 $1.60 $0.64 2.87% 40.0%
*Excluding the after tax cost of $5.7 million of merger related and due diligence expense, the dividend payout ratio was 46.4%.

Growth Initiatives

2013 Strategic Initiatives
3-8-3 Strategic Plan
$3 billion in Banking assets - $8 billion in Wealth assets – 3 years
(December 2014)
Approved by the Board of Directors on May 8, 2012
Organic growth – opportunistic expansion
Inorganic growth criterion - Acquisitions to be strategic and accretive to earnings per share in first 12 months (excluding merger costs)

2013 Strategic Initiatives - continued
Focus on the net interest margin
Concentrate on growing fee based income
Continued emphasis on strong credit quality
Integrate, streamline and assimilate recent acquisitions into more effective and efficient wealth operations
Enhance and upgrade IT infrastructure throughout the organization

Purchase of Deposits and Loans from First
Bank of Delaware
Closed November 19, 2012
Purchased approximately $70 million of deposits and $80 million of loans providing a positive influence on net interest income and the net interest margin
Acquired and opened first branch in Delaware
Became the Bank’s 18   full service branch
Loan mark of $3.7 million or 4.6% of loans

th

Financial Review

Financial Highlights
4   Qtr
2012
3   Qtr
2012
2   Qtr
2012
1   Qtr
2012
4   Qtr
2011
Total Assets
($ in billions)
$2.04 $1.81 $1.85 $1.84 $1.77
Portfolio Loans & Leases
($ in billions)
$1.40 $1.31 $1.30 $1.30 $1.29
Total Deposits
($ in billions)
$1.63 $1.40 $1.43 $1.43 $1.38
Total Wealth Assets
($ in billions)
$6.66 $6.48 $6.28 $5.15 $4.83
Market Capitalization
($ in millions)
$298.7 $296.8 $280.1 $297.4 $253.2
Net Income
($ in millions)
$5.30 $5.43 $5.35 $5.07 $5.00

th
rd nd st
th

Financial Highlights - continued
4   Qtr
2012
3   Qtr
2012
2
Qtr
2012
1  Qtr
2012
4   Qtr
2011
Diluted Earnings Per Common
Share
$0.40 $0.41 $0.40 $0.39 $0.38
Dividends Declared $0.16 $0.16 $0.16 $0.16 $0.15
Book Value Per Share $15.17 $15.02 $14.73 $14.40 $14.07
Tangible Book Value Per
Share
$11.08 $11.14 $10.77 $11.20 $10.78
Tangible Common Equity
Ratio
7.60% 8.58% 8.07% 8.22% 8.19%
Efficiency Ratio 70.1% 67.0% 66.4% 65.7% 65.4%

th rd nd st th

Quarterly Net Interest Margin On a tax-equivalent basis 15 4.2% 4.0% 3.8% 3.6% 3.4% 3.2% 3.0% 3.91% 3.93% 3.84% 3.78% 3.86%

Quarterly Non-Interest Income (As a % of Total Revenue) 55% 45% 35% 25% 15% 37% 37% 42% 42% 43% 16

Capital Considerations
Maintain a “well capitalized” capital position including a target tangible common equity to tangible asset ratio of 8.00%
Selectively add capital to maintain capital levels and fund asset growth and acquisitions
Strong emphasis on retained earnings going forward
Shareholders’ equity grew $19.2 million or 10.4% from December 31, 2011 to December 31, 2012
Shelf Registration (Form S-3) of $150 million provides the ability to raise capital as needed including a Dividend Reinvestment and Direct Stock
Purchase Plan with Waiver

Capital Position - Bryn Mawr Bank Corporation
12/31/2012 6/30/2012 12/31/2011
Tier I 11.03% 11.30% 11.16%
Total (Tier II) 12.02% 13.90% 13.74%
Tier I Leverage 8.72% 8.80% 8.89%
Tangible Common
Equity
7.60% 8.07% 8.19%

Events Reducing Capital Ratios in 2012
Asset growth was better than expected; anticipated loan growth can be funded from cash and investment securities
Paid off $22.5 million of higher rate subordinated debt in 2012 reducing
Tier II capital and ongoing interest expense
Pension OCI changes due to lower discount rate; Executive retirement plan was effect
Davidson Trust Company acquisition on May 15, 2012
First Bank of Delaware transaction on November 19, 2012

Anticipated retained earnings over the next six months should raise the TCE ratio back to 8.00%  , as the benefits of the subordinated debt payoffs and the full year impact of the acquisition run through the income statement.
+

Wealth Division Review

Wealth Assets Under Management, Administration, Supervision and Brokerage ($ in billions) 21 $7.5 $6.5 $5.5 $4.5 $3.5 $2.5 $1.5 2007 2008 2009 2010 2011 2012 $2.28 $2.15 $2.87 $3.41 $4.83 $6.66

Wealth Management Fees ($ in millions) $35.0 $30.0 $20.0 $15.0 $10.0 $5.0 $0.0 $13.5 $13.8 $14.2 $15.5 $21.7 $29.8 2007 2008 $25.0 2012 2011 2010 2009 22 *

Wealth Division Highlights
Wealth Management   (Bryn Mawr, Hershey, Davidson Trust)
$4.36 billion in assets
Integrated solutions to protect and preserve wealth
Financial Planning
Estate Planning
Retirement Planning
Investment Management
Custody Services
Philanthropic Services
Fiduciary Trust Services
Long standing client relationships
Integration of operations of all three trust entities is underway

Wealth Division Highlights - continued
Bryn Mawr Asset Management (Bryn Mawr, PA)
$306 million in assets
Brokerage services, asset allocation, objective advice
“Lift Out” strategy with other opportunities being continuously evaluated
BMTC of Delaware (Greenville, DE)
$1.4 billion in assets
Provides corporate fiduciary and administrative trustee services under
Delaware law and the full spectrum of tax advantaged strategies
Lower margin business with full year profitability expected in 2013
Lau Associates (Greenville, DE)
$594 million in assets
Fee-only, independent multi-family office providing highly personalized service and sophisticated financial planning

Credit Review

Portfolio Loan & Lease Growth
($ in millions)
* From 2010 forward, includes the addition of the First Keystone loan portfolio.
** From 2012 forward, includes the addition of the loans acquired from First Bank of Delaware.

$900
$886
$1,197
$1,295
$1,398
$803
$1,500
$1,300
$1,100
$900
$700
$500
2007
2008 2009 2010* 2011 2012**

Loan Composition at December 31, 2012
$546
$292
$212
$288
$27
$33
Commercial Mortgages
(39%)
Commercial & Industrial
(21%)
Home Equity & Consumer
Loans (15%)
Residential Mortgages
(21%)
Construction
(2%)
Leases
(2%)
($ in millions)
Total loans and leases of $1,398 million

Qtr
2012
Qtr
2012
Qtr
2012
Qtr
2012
Qtr
2011
Non-Performing Loans as a % of
Portfolio Loans and Leases
1.06% 1.05% 1.41% 1.73% 1.11%
Allowance as a % of Portfolio Loans
and Leases
1.03% 1.04% 1.01% 1.00% 0.98%
Non-Performing Assets as a % of
Assets
0.77% 0.78% 1.03% 1.25% 0.84%
Annualized Net Charge-Offs as a %
of average quarterly loans and
leases
0.07% 0.16% 0.28% 0.23% -0.01%
4
3    rd   2
nd   1
st   4
th     th
Quarterly Asset Quality Data

Loan and Lease Updates
1st quarter 2013 loan pipeline looks promising
Recent hires of experienced lenders coupled with the new team in
Delaware from the recent acquisition has increased new loan opportunities for the Bank
The lease portfolio at December 31, 2012 is $33 million, has an average yield of 9.83% and a delinquency rate of 0.22%
Significant decline in non-performing assets from $23.0 million at March
31, 2012 to $15.7 million at December 31, 2012

Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Residential Mortgage
Diversified income base – non interest income 42% of total revenue for the twelve months ended December 21, 2012
Outstanding loan quality in a difficult economic environment
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for potential strategic expansion
Focus on earnings per share growth
Making IT infrastructure investments that will provide longer term benefits

Summary

Ted Peters, Chairman 610-581-4800 tpeters@bmtc.com Frank Leto, EVP 610-581-4730 fleto@bmtc.com Joseph Keefer, EVP 610-581-4869 jkeefer@bmtc.com Duncan Smith, CFO 610-526 –2466 jdsmith@bmtc.com 31

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “plan”, “forecast”, “project”*and “believe”*or*other*similar*words,*phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events*or*developments*expressed,*implied*or*anticipated*by*such*forward-looking*statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)

Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on*our*business *and*in*our*market*area;*changes*in*the*levels*of*general*interest*rates,*deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions including our contemplated acquisition of the First Bank of Delaware; and
other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of
January 24,
2013
and speak only as of that date. The Corporation does not undertake to update forward-
looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.
This*presentation*is *for*discussion*purposes*only,*and*shall*not*constitute*any*offer*to*sell*or*the solicitation of an offer to buy any security, nor is it
intended*to*give rise*to*any*legal*relationship
between*the*Corporation *and*you*or*any*other*person,*nor*is*it*a*recommendation *to*buy*any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the
Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the
Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety.  Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended,*all*investors*must*be*“accredited*investors”*as*defined*in*the*securities*laws*of*the
United States before they can invest in the Corporation.

**Effect of Correction of an Immaterial Accounting Error

In September 2012, the Corporation identified and corrected an immaterial accounting error related to two of its deferred compensation plans, as disclosed in the Corporation’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2012. All periods presented in the tables accompanying this earnings release have been revised to reflect this correction. The following tables detail the corrections:

Income Statement Effect

(dollars in thousands except share data)

For The Three Months Ended June 30, 2012 For The Three Months Ended March 31, 2012 For The Three Months Ended December 31, 2011

Originally Originally Originally

Reported Corrected Difference Reported Corrected Difference Reported Corrected Difference

Net Income $ 5,261 $ 5,345 $ 84 $ 5,235 $ 5,074 $ (161) $ 5,170 $ 5,004 $ (166)

Basic earnings per common share $ 0.40 $ 0.41 $ 0.01 $ 0.40 $ 0.39 $ (0.01) $ 0.40 $ 0.39 $ (0.01)

Diluted earnings per common share $ 0.40 $ 0.40 $ $ 0.40 $ 0.39 $ (0.01) $ 0.39 $ 0.39 $

For The Twelve Months Ended December 31, 2011

Originally

Reported Corrected Difference

Net Income $ 19,713 $ 19,602 $ (111)

Basic earnings per common share $ 1.55 $ 1.55 $

Diluted earnings per common share $ 1.54 $ 1.54 $

Balance Sheet Effect

(dollars in thousands except share data)

As of June 30, 2012 As of March 31, 2012 As of December 31, 2011

Originally Originally Originally

Reported Corrected Difference Reported Corrected Difference Reported Corrected Difference

Total assets $ 1,854,885 $ 1,853,355 $ (1,530) $ 1,838,075 $ 1,836,411 $ (1,664) $ 1,774,907 $ 1,773,373 $ (1,534)

Retained earnings $ 132,837 $ 132,420 $ (417) $ 129,702 $ 129,201 $ (501) $ 126,582 $ 126,242 $ (340)

Cost of treasury stock $ 29,789 $ 30,901 $ 1,112 $ 29,833 $ 30,995 $ 1,162 $ 29,833 $ 31,027 $ 1,194

Shares of treasury stock 2,905,293 2,988,561 83,268 2,909,542 2,995,681 86,139 2,909,542 2,997,628 88,086

* In September 2012, the Corporation identified and corrected an immaterial accounting error related to two of its deferred compensation plans, as disclosed in the Corporation’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2012. All periods presented in the tables accompanying this earnings release have been revised to reflect this correction.